SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 3, 2006
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of principal executive offices)	(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.01: PRESS RELEASE

Section 2 — Results of Operations and Financial Condition
Item 2.02 Results of Operations and Financial Condition
On May 3, 2006, the Registrant issued a press release regarding its second quarter and fiscal-year-to-date 2006 results. The Registrant is filing this press release as Exhibit 99.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(a) (a) None.
(b) (b) None.
(c) (c) Exhibits:
Exhibit 99.01: Press Release dated May 3, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: May 3, 2006	By:	/s/Glenn C. Lockwood
Glenn C. Lockwood Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.01:	NJR REPORTS FISCAL YEAR-TO-DATE AND SECOND-QUARTER EARNINGS PER SHARE; REAFFIRMS EARNINGS GUIDANCE
•	NJR’s fiscal year-to-date earnings increase 15 percent over last year to $3.41 per basic share due to improved wholesale energy services results

•	Earnings guidance for fiscal 2006 reaffirmed at $2.75 to $2.85 per basic share

•	NJR on track for record 15th year of increased earnings per share